UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2010

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Indiana	0-20625	35-1898425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana	46240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 28, 2010, Duke Realty Corporation (the “General Partner”), the sole general partner of Duke Realty Limited Partnership, issued a press release (the “Press Release”) announcing its results of operations and financial condition for the first quarter ended March 31, 2010. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

On April 29, 2010, the General Partner also held a conference call to discuss the General Partner’s financial results for the first quarter ended March 31, 2010. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.2 and is incorporated into this Item 2.02 by this reference. The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

The information contained in this Item 2.02, including the related information set forth in the Press Release and the Transcript attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the General Partner’s Annual Meeting of Shareholders held on April 28, 2010 (the “Annual Meeting”), the General Partner’s shareholders approved amendments (the “Amendments”) to the Duke Realty Corporation Amended and Restated 2005 Long-Term Incentive Plan (the “2005 Incentive Plan”) and the 1995 Key Employees’ Stock Option Plan of Duke Realty Investments, Inc. (the “1995 Plan”) to permit a one-time stock option exchange program pursuant to which certain outstanding stock options could be exchanged for a lesser number of restricted stock units. Details of the stock option exchange program, including a description of the material terms of the 2005 Incentive Plan under which the new restricted stock units will be granted, were included in the General Partner’s Definitive Proxy Statement on Schedule 14A (File No. 001-09044) as filed with the Securities and Exchange Commission on March 17, 2010.

Pursuant to General Instruction F to Form 8-K, the Amendments to the 2005 Incentive Plan and the 1995 Plan are incorporated into this Item 5.02 by reference to Exhibit 10.1 and Exhibit 10.2 of the General Partner’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on May 4, 2010 (File No. 001-09044).

Item 5.07. Submission of Matters to a Vote of Security Holders.

The shareholders of the General Partner voted on three proposals at the Annual Meeting. Each proposal was approved pursuant to the following final voting results from the Annual Meeting:

1. To elect eleven directors to serve on the General Partner’s Board of Directors for a one-year term ending at the 2011 Annual Meeting of Shareholders:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Thomas J. Baltimore, Jr.	165,554,991	3,361,820	2,329,827	27,562,363
Barrington H. Branch	165,326,703	3,592,065	2,327,870	27,562,363
Geoffrey A. Button	161,030,543	7,893,495	2,322,600	27,562,363
William Cavanaugh III	165,285,588	3,628,946	2,332,104	27,562,363
Ngaire E. Cuneo	156,454,054	12,460,339	2,332,245	27,562,363
Charles R. Eitel	165,339,907	3,565,251	2,341,480	27,562,363
Martin C. Jischke, PhD	165,329,098	3,579,823	2,337,717	27,562,363
Dennis D. Oklak	160,528,376	8,244,128	2,474,134	27,562,363
Jack R. Shaw	166,153,438	2,770,427	2,322,773	27,562,363
Lynn C. Thurber	166,212,781	2,710,060	2,323,797	27,562,363
Robert J. Woodward, Jr	166,177,543	2,747,151	2,321,944	27,562,363

2. To ratify the reappointment by the Board of Directors of KPMG LLP as the General Partner’s independent public accountants for the fiscal year 2010:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
193,245,256	3,071,609	2,492,135

3. To amend the 2005 Incentive Plan and the 1995 Plan to permit a one-time stock option exchange program:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
139,138,967	29,602,304	2,505,367	27,562,363

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	2010 Amendment to the Duke Realty Corporation Amended and Restated 2005 Long-Term Incentive Plan (filed as Exhibit 10.1 to the General Partner’s Current Report on Form 8-K, as filed with the SEC on May 4, 2010, File No. 001-09044, and incorporated herein by this reference).#

10.2	Amendment Eleven to the 1995 Key Employees’ Stock Option Plan of Duke Realty Investments, Inc. (filed as Exhibit 10.2 to the General Partner’s Current Report on Form 8-K, as filed with the SEC on May 4, 2010, File No. 001-09044, and incorporated herein by this reference).#

99.1	Duke Realty Corporation press release dated April 28, 2010, with respect to its financial results for the first quarter ended March 31, 2010.*

99.2	Duke Realty Corporation transcript from the conference call held on April 29, 2010, with respect to its financial results for the first quarter ended March 31, 2010.*

*	The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

		By:	Duke Realty Corporation, its sole general partner

			By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President, General Counsel and Corporate Secretary

Dated:	May 4, 2010